UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 29, 2003
                                  -------------
                Date of Report (Date of earliest event reported)

                                   FEI COMPANY
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------

           Oregon                      0-22780                     93-0621989
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

               5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                  503-726-7500
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report


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Item 7.     Financial Statements and Exhibits

      (c)   Exhibits.

            99.1 Press Release issued by FEI Company dated July 29, 2003

Item 12.    Results Of Operations And Financial Condition

            On July 29, 2003, FEI Company issued a press release announcing financial results for the quarter ended June 29, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

            The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FEI COMPANY

                                   ---------------------------------------------
                                   Bradley J. Thies
                                   Vice President, General Counsel and Secretary

Date:  July 29, 2003

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release issued by FEI Company dated July 29, 2003